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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 15, 2002




                         COMMISSION FILE NUMBER 0-14837






                            ELMER'S RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           OREGON                  __________                 93-0836824
-------------------------------                           ----------------
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)



    11802 S.E. Stark St.
     Portland, Oregon                97216                (503) 252-1485
  ---------------------            ----------         -----------------------
  (ADDRESS OF PRINCIPAL            (ZIP CODE)         (REGISTRANT'S TELEPHONE
    EXECUTIVE OFFICES)                              NUMBER, INCLUDING AREA CODE)





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ITEM 5.  OTHER EVENTS.

William W. Service, Chief Executive Officer of the registrant, has resigned his current position for personal reasons. The Board granted the request effective November 1, 2002. Bruce N. Davis, the Company's President and Chairman, will assume the responsibilities of the C.E.O. Mr. Service will remain an active member of the Board and continue to serve as a strategic advisor to the Company.

The Company will report financial results for its second fiscal quarter ended October 14, 2002 on or before November 28, 2002. The Company expects to report higher earnings on both a quarterly and year to date basis. Mr. Service and Mr. Davis will jointly certify these results pursuant to the Sarbanes-Oxley Act of 2002.

The Company also announced that the newest Elmer's franchise restaurant in Klamath Falls, Oregon will open on October 23, 2002. This will be the first of two new locations slated to open under the Company's development agreement with Southern Oregon Elmer's LLC.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELMER'S RESTAURANTS, INC.

Date: October 15, 2002                      By: /s/ Bruce N. Davis
                                                -------------------------
                                                Bruce N. Davis, President